  EXHIBIT 10.10

AMENDMENT NO. 1 TO
PROMISSORY NOTE

This Amendment No. 1 (“Amendment No. 1”) is made this 12th day of January, 2018, by and between WEED, Inc. (the “Issuer”), and on the one hand; and A.R. Miller (the “Payee”), on the other hand, to amend the terms of that certain Promissory Note dated July 26, 2017, and entered into by and between the parties (the “Note”). Issuer and Payee shall be referred to herein as a “Party” and collectively as the “Parties”. In the event the terms of the Note and this Amendment No. 1 conflict, the terms of this Amendment No. 1 control. Any defined terms herein that are not defined herein have the meaning set forth in the Note.

WHEREAS, the Note was entered into in connection with the Issuer’s purchase of real property detailed in that certain Deed of Trust dated July 26, 2017 delivered by the Issuer to the Payee with the Note (the “La Veta Property”);

WHEREAS, under the terms of the Note Issuer was to pay principal sum of Four Hundred Seventy Five Thousand Dollars ($475,000.00) payable to the order of A. R. Miller, with interest thereon at the rate of 5% per cent per annum, payable as follows: 4 consecutive semi-annual installments in the amount of $118,750.00 plus accrued interest commencing on January 26, 2018 and continuing on the 26th day of July and the 26th day of January each year, until the balance of principal and interest is paid in full (“Note Payment Terms”);

WHEREAS, the Parties desire to amend the Note Payment Terms such that the Issuer will: (i) pay Payee One Hundred Thousand Dollars ($100,000) in cash on or before January 15, 2018, and (ii) issue Payee One Hundred Twenty Five Thousand (125,000) shares of the Issuer’s common stock, restricted in accordance with Rule 144, on or before January 20, 2018;

WHEREAS, Issuer and Payee desire to amend the terms of the Note as set forth herein in order to allow Issuer to satisfy its obligations under the Note in full.

AMENDMENT

1.           In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Note as follows:

a.
The Parties agree to modify the terms of the Note in all ways necessary to amend the repayment terms to state the Note shall be considered paid-in-full and fully satisfied if the Issuer: (i) pays Payee One Hundred Thousand Dollars ($100,000) in cash on or before January 15, 2018 (the “Cash Payment”), and (ii) issues Payee One Hundred Twenty Five Thousand (125,000) shares of the Issuer’s common stock, restricted in accordance with Rule 144, on or before January 20, 2018 (the “Shares”, and together with the Cash Payment, the “Repayment Consideration”).

b.
Upon receipt of the Repayment Consideration, the Parties agree the Note will be considered paid-in-full and fully satisfied, and the Payee agrees to take all actions to ensure Issuer’s ownership of the La Veta Property in full, including, but not limited to, cancelling any deeds of trust issued by the Issuer in connection with the Note, and cancel any financing statements recorded in relation to the Note.

c.
The Payee hereby represents, warrants and agrees as follows:

1) Purchase for Own Account. Payee represents that he is acquiring the Shares solely for his own account and beneficial interest for investment and not for sale or with a view to distribution of the Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

2) Ability to Bear Economic Risk. Payee acknowledges that an investment in the Shares involves a high degree of risk, and represents that he is able, without materially impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of his investment.

3) Access to Information. The Payee acknowledges that the Payee has been furnished with such financial and other information concerning the Issuer, the directors and officers of the Issuer, and the business and proposed business of the Issuer as the Payee considers necessary in connection with the Payee’s investment in the Shares. As a result, the Payee is thoroughly familiar with the proposed business, operations, properties and financial condition of the Issuer and has discussed with officers of the Issuer any questions the Payee may have had with respect thereto. The Payee understands:

(i)           The risks involved in this investment, including the speculative nature of the investment;

(ii)           The financial hazards involved in this investment, including the risk of losing the Payee’s entire investment;

(iii)           The lack of liquidity and restrictions on transfers of the Shares; and

(iv)           The tax consequences of this investment.

The Payee has consulted with the Payee’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Payee in the Shares and the merits and risks of an investment in the Shares.

4) Shares Part of Private Placement. The Payee has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by the Issuer in connection with a transaction that does not involve any public offering within the meaning of section 4(a)(2) of the Act and/or Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority. The Payee understands that the Issuer is relying in part on the Payee’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Payee’s representations, the Payee has in mind merely acquiring the Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Payee has no such intention.

5) Further Limitations on Disposition. Payee further acknowledges that the Shares are restricted securities under Rule 144 of the Act, and, therefore, if the Issuer, in its sole discretion, chooses to issue any certificates reflecting the ownership interest in the Shares, those certificates will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, Payee further agrees not to make any disposition of all or any portion of the Shares unless and until:

(i)           There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii)           Payee shall have obtained the consent of the Issuer and notified the Issuer of the proposed disposition and shall have furnished the Issuer with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Issuer, Payee shall have furnished the Issuer with an opinion of counsel, reasonably satisfactory to the Issuer, that such disposition will not require registration under the Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Payee to a partner (or retired partner) of Payee, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Payees hereunder as long as the consent of the Issuer is obtained.

6) Sophisticated Investor Status. The Payee is a sophisticated investor.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers or other authorized signatory, have executed this Amendment No. 1 as of the date first above written. This Amendment No. 1 may be signed in counterparts and facsimile signatures are treated as original signatures.

“Issuer”	“Payee”

WEED, Inc.	A.R. Miller,
an individual

By: Glenn E. Martin	By: A.R. Miller
Its: President

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